Exhibit 99.2

Mineral Exploitation Agreement

This Mineral Exploitation Agreement (“Agreement”) is made and entered into as of October 14, 2011 (the “Effective Date”) by and between Eco Ventures Group, Inc. (“Eco Ventures”), a company incorporated in the State of Nevada USA; XXXXXXXXXXXXX a limited liability company formed in the State of XXXXXX (“XXXX”); and DRR Partners, LLC (“DRR”), a limited liability company formed in the State of Arizona (collectively, the “Parties”).

RECITALS

A.      DRR owns certain black ore (“Ore”) and the minerals and rare earths contained therein (“Minerals”).

B.      XXXX has entered into an ore refining contract and purchase agreement with Eco Ventures.

C.      DRR desires to grant to Eco Ventures and Eco Ventures desires to be able to exploit the Minerals to the mutual benefit of Eco Ventures, XXXX, and DRR.

D.      This Agreement defines the rights and obligations of Eco Ventures, XXXX, and DRR.

AGREEMENT

1.	DRR's Ore.

1.1.	DRR owns approximately 1100 tons of Ore and has all legal and contractual rights to the Ore.

2.	Eco Ventures’ Obligations under This Agreement

2.1.
Eco Ventures shall process all of the Ore at its mineral exploitation facility as the facilities come online.  Eco Ventures shall use best efforts to process all of the ore as rapidly as possible and to recover all precious metals from the Ore on an economical basis.

2.2.	It is hereby agreed that Eco Ventures shall have the absolute right at its sole discretion to determine the safest way to process the Ore and protect its workers.

2.3.	Eco Ventures shall provide necessary intellectual property and know how to extract the Minerals from the ore into a concentrate (“Mineral Concentrate”).

2.4.	Eco Ventures shall than sell the Mineral Concentrate and be responsible for collecting funds.

2.5.
Within five (5) business days of receipt of funds from the sale of Mineral Concentrate Eco Ventures shall deliver set percentages of the gross revenues (see Section 5.1 below) to XXXX and DRR in the form of a wire transfer or certified funds. DRR may, at its own expense, but not more than once annually, audit the applicable books at the office of Eco Ventures in order to verify statements rendered hereunder.  For the avoidance of doubt, such audit shall be limited to existing books actually maintained and Eco Ventures shall have no obligation to create any documents, schedules or summaries for purposes of DRR’s audit.  Any such audit shall be conducted only by a certified public accountant during reasonable business hours and in such manner as not to interfere with Eco Ventures' normal business activities. DRR's right to examine Eco Ventures books is limited to verifying funds relating to this Agreement, and under no circumstances shall DRR have the right to examine any books, accounts or records of any nature relating to Eco Ventures’ business generally.

3.	XXXX's Obligations under This Agreement

3.1.
XXXX shall provide reasonable assistance as requested by DRR and Eco Ventures in connection with this Agreement, and shall further arrange financing for one 10,000 ton custom ore refining recovery plant for DRR's ore.   XXXX agrees to have all such financing arranged and in place so that the plants can begin processing the Ore on or before March 1, 2012.

4.	DRR's Obligations under This Agreement

4.1.	DRR shall use commercially reasonable efforts to preserve and protect its right, title and interest to the Ore.

4.2.
DRR shall deliver “Free On Board” (“FOB”) to Eco Ventures warehouse up to 1,100 tons of Ore on or before March 1, 2012.  The Parties agree to work in good faith to establish shipping and processing schedules in an effort to maximize the return on exploitation of the Minerals.

5	Compensation

5.1.	DRR shall be compensated as follows:

10% of Ore value between $0-75k per ton;
20% of Ore value between $75.01k-100k per ton;
25% of Ore value between $100.01k-150k;
35% of Ore value between $151.01k-250k per ton; and
40% of Ore value above $250.01k per ton.

The higher percentage is payable on the entire Ore value per ton once each new compensation level is met (i.e., this compensation formula is not graduated).  For example, if Ore value is $120,000 per ton, compensation per ton to DRR shall be $30,000.00.

The term “Ore value” means the gross sales of recoverable metals.  Mining and transportation expenses shall be borne by DRR.  Direct costs associated with the processing of the Ore shall be split by the Parties in the same percentages as above.  Eco Ventures estimates that processing costs will be approximately $4,800 per ton.  Eco Ventures and/or XXXX shall bear all expenses associated with the financing, permitting, and construction of the plants and equipment.

6.	Future Rights and Obligations

6.1.	This Agreement shall remain in effect until the Ore has been processed and all required payments have been received by DRR.

7.	Representations and Warranties made by Eco Ventures

Eco Ventures represents and warrants to DRR that:

7.1.
Eco Ventures is duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and is qualified to do business and in good standing under the laws of the State of Nevada.  Eco Ventures has the requisite corporate authority and capacity to carry on business as presently conducted, to enter into this Agreement, and to perform all of its obligations hereunder.

7.2.
The entering into of this Agreement and the performance by Eco Ventures of its obligations hereunder will not violate or conflict with any applicable law or any order, decree or notice of any court or other governmental agency, nor conflict with, or result in a breach of, or accelerate the performance required by any contract or other commitment to which Eco Ventures is a party or by which it is bound.

7.3.
All requisite corporate action on the part of Eco Ventures, and on the part of its officers, directors and shareholders, necessary for the execution, delivery and performance by it of this Agreement and all other agreements contemplated hereby, have been taken.  This Agreement and all agreements and instruments contemplated hereby are, and when executed and delivered by it (assuming valid execution and delivery by the other party), will be legal, valid and binding obligations of its enforceable against it in accordance with their respective terms.  Notwithstanding the foregoing, no representation is made as to the availability of equitable remedies for the enforcement of this Agreement.  Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

7.4.	Eco Ventures has all necessary permits, licenses, and authorizations to conduct its business and perform its responsibilities under this Agreement.

7.5.
All operations and activities conducted by or on behalf of Eco Ventures on the Ore will be conducted in compliance with applicable federal, state and local laws, rules and regulations, including without limitation Environmental Laws (as defined below).

7.6.	Eco Ventures is in full compliance with all applicable securities laws as a public company.

7.7.	Eco Ventures has the financial strength to fulfill its obligations under this Agreement.

8.	Representations and Warranties made by DRR

DRR represents and warrants to Eco Ventures to its knowledge and understanding that:

8.1.
DRR is duly formed, validly existing and in good standing under the laws of Arizona, and is qualified to do business in the State of Arizona.  DRR has the requisite authority and capacity to carry on business as presently conducted, to enter into this Agreement, and to perform all of its obligations hereunder.

8.2.
The entering into of this Agreement and the performance by DRR of its obligations hereunder will not violate or conflict with any applicable law or any order, decree or notice of any court or other governmental agency, nor conflict with, or result in a breach of, or accelerate the performance required by any contract or other commitment to which DRR is a party or by which it is bound.

8.3.
All requisite action on the part of DRR, and on the part of its officers and members, necessary for the execution, delivery, and performance by it of this Agreement and all other agreements contemplated hereby, have been taken.  This Agreement and all agreements and instruments contemplated hereby are, and when executed and delivered by it (assuming valid execution and delivery by the other party), will be, legal, valid, and binding obligations of it enforceable against it in accordance with their respective terms.  Notwithstanding the foregoing, no representation is made as to the availability of equitable remedies for the enforcement of this Agreement or any other agreement contemplated hereby.  Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

8.4.
The term “to its knowledge” or similar term when used herein in connection with DRR refers to the present, actual, conscious awareness of Norman King without obligation to investigate, conduct due diligence, or make inquiries.  Norm King shall have no personal liability hereunder with respect to any representation or warranty.

8.5.	DRR has the financial strength to fulfill its obligations under this Agreement.

9.	Termination of this Agreement

9.1.
Eco Ventures may terminate this Agreement upon written notice to DRR and XXXX if: (a) DRR fails to fulfill its obligations hereunder following thirty (30) days’ written notice;  (b) the Ore value averages less than $50,000 per ton; (c) if Eco Ventures determines, at its sole discretion, that the Ore is unsafe to process in its facility or in anyway compromise the safety of the Eco Ventures’ employees or surrounding community.

9.2.
DRR may terminate this Agreement upon written notice to Eco and XXXX if: (a) Eco Ventures or XXXX fails to fulfill its obligations hereunder following thirty (30) days’ written notice, or (b) the Ore value averages less than $50,000 per ton.  If all Parties agree in writing in their sole and absolute discretion, this Agreement may continue even though the Ore value is less than $50,000 per ton.

9.3.
Following any termination of this Agreement, Eco Ventures shall process all remaining Ore in Eco Venture’s possession and in transit from DRR.  Eco Ventures shall continue to make all payments to DRR required under Section 5.1 until all Ore has been processed and sold. If this Agreement is terminated for safety concerns, Eco Ventures shall at its own expense return all unprocessed Ore to its last location prior to being delivered to Eco Ventures.  Once final payments have been made to DRR, neither Party shall have any further obligation the other hereunder.

10.	Assignment

10.1.	This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

10.2.
Eco Ventures may, upon the prior written approval of DRR, which approval shall not be unreasonably withheld, assign this Agreement to other parties that are not affiliated with Eco Ventures at any time, provided that the assignee agrees in writing to assume all Eco Ventures’ obligations under this Agreement.  Upon such assignment, or an assignment to an affiliate (as described below), Eco Ventures shall have no further obligations or liabilities under this Agreement.

10.3.
At any time, and without the consent of DRR, Eco Ventures may assign this Agreement (a) to one or more of its affiliates upon the affiliate assuming all of Eco Ventures’ obligations under this Agreement (affiliate meaning any entity which directly or indirectly controls or is controlled by, or under common control with, Eco Ventures); (b) in connection with a pledge by Eco Ventures for financing purposes, (c) in connection with a corporate merger or reorganization involving Eco Ventures, or (d) in connection with a sale of all or substantially all of Eco Ventures’ assets.

11.	Dispute Resolution

11.1.
If the Parties are unable to resolve a dispute arising under this Agreement, then either party may request that the matter be determined by binding arbitration. The parties shall first endeavor to select a single arbitrator who, by virtue of education and experience, has knowledge and expertise regarding gold exploration contracts and the conduct of gold exploration, development, mining, and processing activities. If the parties are unable to agree upon a single arbitrator within fifteen (15) days, then each party shall select one arbitrator, and the two arbitrators will choose a third arbitrator. Arbitration proceedings will be conducted in Lake County, Florida, in a court of appropriate jurisdiction in accordance with the Rules and Procedures of the American Arbitration Association. The arbitrators may, in their discretion, direct one party to pay all or some part of the attorney's fees and costs incurred by the other party. The parties may conduct discovery in accordance with the Florida Rules of Civil Procedure. The arbitrators' decision shall be final and binding, and the prevailing party may submit the arbitrators' decision to a court for enforcement.

12.	Entire Agreement

This Agreement contains the entire agreement between the Parties with respect to the black Ore and supersedes all other agreements between the Parties, whether written or oral.   The Parties have entered into an agreement with respect to certain white/red ore that shall continue to be effect upon its own terms.

13.	General

13.1.	Notice to Eco Ventures, XXXX, or DRR shall be sufficiently given if delivered personally, or if sent by prepaid mail or reputable overnight courier, or if transmitted by facsimile to such party:

In the case of a notice to Eco Ventures at:

Eco Ventures GROUP, INC.
7432 State Road 50
Suite 101
Groveland, FL 34736

In the case of a notice to XXXX at:

           XXXX .

In the case of a notice to DRR at:

DRR Partners, LLC
c/o Gregory R. Knight & Associates, PC
4320 E. Brown Road, Suite 108
Mesa, AZ 85205

or at such other address or addresses as the party to whom such notice or other writing is to be given shall have last notified the party giving the same in the manner provided in this section.  Any notice or other writing delivered to the party to whom it is addressed as set forth above shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a business day in the city where the notice is delivered, then such notice or other writing shall be deemed to have been given and received on the next following business day.  Any notice or other writing submitted by facsimile or other form of recorded communication shall be deemed to have been given and received on the first business day after its transmission.

13.2.
Each of Eco Ventures, XXXX, and DRR shall, with reasonable diligence, do all such things and provide all such reasonable assurances and assistance as may be required to consummate the transactions contemplated by this Agreement and each party shall provide such further documents or instruments required by the other party as may reasonably be necessary or desirable in order to give effect to the terms and conditions of this Agreement and carry out its provisions at, before or after the Effective Date.

13.3.
This Agreement may be executed by each of Eco Ventures, XXXX, and DRR in counterparts and by facsimile, each of which when so executed and delivered shall be an original, but both such counterparts, whether executed and delivered in the original or by facsimile, shall together constitute one and the same agreement.

13.4.
Eco Ventures, XXXX, and DRR agree that this Agreement shall be construed to benefit the Parties hereto and their respective permitted successors and assigns only, and shall not be construed to create any third party beneficiary rights in any other party or in any governmental organization or agency.

13.5.
This Agreement is the product of negotiation and preparation by Eco Ventures, XXXX, and DRR.  Eco Ventures, XXXX, and DRR therefore expressly acknowledge and agree that this Agreement shall not be deemed to have be prepared or drafted by one party or the other and will be construed accordingly.

13.6.
In the event that any one or more of the provisions contained in this Agreement or in any other instrument or agreement contemplated hereby shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement or any such other instrument or agreement contemplated hereby.

13.7.
No implied term, covenant, condition or provision of any kind whatsoever shall affect any of the parties’ respective rights and obligations hereunder, including, without limitation, rights and obligations with respect to exploration, development, mining, processing and marketing of minerals, and the only terms, covenants, conditions or provisions which shall in any way affect any of their respective rights and obligations shall be those expressly set forth in this Agreement.

13.8.
This Agreement may not be amended or modified, nor may any obligation hereunder be waived, except by writing duly executed on behalf of all Parties, and unless otherwise specifically provided in such writing, any amendment, modification, or waiver shall be effective only in the specific instance and for the purpose it is given.

14.
This Agreement is, and the rights and obligations of the Parties are, strictly limited to the matters set forth herein.  Each of the Parties shall have the free and unrestricted right to independently engage in and receive the full benefits of any and all business ventures of any sort whatever, whether or not competitive with the matters contemplated hereby, without consulting the other or inviting or allowing the other to participate therein.  The doctrines of “corporate opportunity” or “business opportunity” shall not be applied to any other activity, venture, or operation of either party.

IN WITNESS WHEREOF, the parties have executed this Exploration and Development Agreement effective as of the date first set forth above.

for Eco Ventures GROUP, INC.
Randall J. Lanham President
for XXXX
President

DRR Partners, LLC
By: NG Partners
Its: Manager

By: Steadfast Management LLC
Its: General Partner

By:
        Norman O. King, Manager